Exhibit 99.1

FOR IMMEDIATE RELEASE

CB PHARMA ACQUISITION CORP. ANNOUNCES RECORD DATE FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

NEW YORK, NY, May 24, 2016 – CB Pharma Acquisition Corp. (“CB Pharma”) (NASDAQ: CNLM; CNLMU; CNLMR; CNLMW) announced today that holders of record of CB Pharma’s ordinary shares at the close of business on May 25, 2016 (the “Record Date”) will be invited to attend CB Pharma’s extraordinary general meeting of shareholders to vote on, or submit a proxy to vote on (A) a proposal to amend CB Pharma’s amended and restated memorandum and articles of association (the “charter”) to extend the date by which CB Pharma has to consummate a business combination (the “Extension”) to December 12, 2016, (B) a proposal to amend CB Pharma’s charter to allow the holders of ordinary shares issued in CB Pharma’s initial public offering to elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO if the Extension is implemented and (C) a proposal to change CB Pharma’s name from “CB Pharma Acquisition Corp.” to “Origo Acquisition Corporation.” The full meeting agenda will be detailed in the definitive proxy statement to be mailed to all CB Pharma shareholders once ready. The meeting of shareholders of CB Pharma has been tentatively scheduled for June 10, 2016, which date is subject to change.

Ensuring Your Vote is Counted

In advance of the Record Date, CB Pharma advises holders of its securities to move these securities into accounts that do not permit the lending of securities, so called cash accounts or segregated accounts, and out of accounts that permit the lending of securities, such as margin accounts. These steps are designed to ensure that votes related to ordinary shares beneficially owned by shareholders are properly counted. Beneficial owners of ordinary shares that have been lent out (either with or without the beneficial owners’ knowledge) are not permitted to vote those shares.

About CB Pharma Acquisition Corp.

CB Pharma is a Cayman Islands exempted company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or similar business combination with one or more businesses or entities. CB Pharma’s efforts to identify target businesses is not limited to a particular industry or geographic region.

Safe Harbor

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results.

Additional information concerning these and other risk factors is contained in CB Pharma’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning CB Pharma are expressly qualified in their entirety by the cautionary statements above. CB Pharma cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. CB Pharma does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Disclaimer

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of CB Pharma, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

CONTACT:

Jaclyn Jaffe

CB Pharma Acquisition Corp.

781-652-4500

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